Synovus		Exhibit 99.2

INCOME STATEMENT DATA
(Unaudited)

(Dollars in thousands, except per share data)	Nine Months Ended September 30,

	2023	2022	'23 vs '22
			% Change

Interest income	$2,262,061	$1,421,133	59%
Interest expense	882,619	125,578	603

Net interest income	1,379,442	1,295,555	6
Provision for (reversal of) credit losses	143,607	49,669	189

Net interest income after provision for credit losses	1,235,835	1,245,886	(1)

Non-interest revenue:
Service charges on deposit accounts	67,836	69,428	(2)
Fiduciary and asset management fees	59,928	59,577	1
Card fees	51,485	45,946	12
Brokerage revenue	63,703	47,038	35
Mortgage banking income	12,138	14,922	(19)
Capital markets income	27,077	19,704	37
Income from bank-owned life insurance	21,106	22,514	(6)
Investment securities gains (losses), net	1,030	—	nm
Recovery of NPA	13,126	—	nm
Other non-interest revenue	35,112	27,768	26

Total non-interest revenue	352,541	306,897	15

Non-interest expense:
Salaries and other personnel expense	551,667	499,081	11
Net occupancy, equipment, and software expense	131,435	129,538	1
Third-party processing and other services	64,932	65,486	(1)
Professional fees	28,707	26,094	10
FDIC insurance and other regulatory fees	33,266	20,851	60
Restructuring charges (reversals)	16,476	(7,318)	nm
Loss on other loans held for sale	50,064	—	nm
Other operating expenses	106,019	114,779	(8)

Total non-interest expense	982,566	848,511	16

Income before income taxes	605,810	704,272	(14)
Income tax expense	133,242	152,140	(12)

Net income	472,568	552,132	(14)

Less: Net income attributable to noncontrolling interest	(796)	—	nm

Net income attributable to Synovus Financial Corp.	473,364	552,132	(14)

Less: Preferred stock dividends	26,254	24,872	6

Net income available to common shareholders	$447,110	$527,260	(15)%

Net income per common share, basic	$3.06	$3.63	(16)%

Net income per common share, diluted	3.05	3.60	(15)

Cash dividends declared per common share	1.14	1.02	12

Return on average assets *	1.05%	1.29%	(24)	bps
Return on average common equity *	14.23	16.37	(214)

Weighted average common shares outstanding, basic	146,028	145,329	—%
Weighted average common shares outstanding, diluted	146,683	146,465	—

nm - not meaningful
bps - basis points
* - ratios are annualized
Amounts may not total due to rounding

Synovus

INCOME STATEMENT DATA
(Unaudited)

(Dollars in thousands, except per share data)	2023			2022		Third Quarter

	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	'23 vs '22
						% Change

Interest income	$786,039	759,143	716,879	654,654	551,299	43%
Interest expense	342,880	303,612	236,128	153,308	73,380	367

Net interest income	443,159	455,531	480,751	501,346	477,919	(7)
Provision for (reversal of) credit losses	72,572	38,881	32,154	34,884	25,581	184

Net interest income after provision for credit losses	370,587	416,650	448,597	466,462	452,338	(18)

Non-interest revenue:
Service charges on deposit accounts	21,385	23,477	22,974	23,639	23,398	(9)
Fiduciary and asset management fees	20,205	20,027	19,696	18,836	19,201	5
Card fees	18,602	17,059	15,824	15,887	15,101	23
Brokerage revenue	20,237	20,908	22,558	19,996	17,140	18
Mortgage banking income	3,671	4,609	3,858	2,554	5,065	(28)
Capital markets income	6,377	6,975	13,725	6,998	6,839	(7)
Income from bank-owned life insurance	6,965	6,878	7,262	7,206	6,792	3
Investment securities gains (losses), net	—	—	1,030	—	—	nm
Recovery of NPA	—	—	13,126	—	—	nm
Other non-interest revenue	9,697	12,343	13,073	7,323	10,762	(10)

Total non-interest revenue	107,139	112,276	133,126	102,439	104,298	3

Non-interest expense:
Salaries and other personnel expense	179,741	183,001	188,924	182,629	173,334	4
Net occupancy, equipment, and software expense	45,790	42,785	42,860	45,192	43,462	5
Third-party processing and other services	21,439	21,659	21,833	23,130	22,539	(5)
Professional fees	10,147	9,597	8,963	11,096	6,755	50
FDIC insurance and other regulatory fees	11,837	11,162	10,268	8,232	7,707	54
Restructuring charges (reversals)	17,319	(110)	(733)	(2,372)	956	nm
Loss on other loans held for sale	30,954	2,360	16,750	—	—	nm
Other operating expenses	36,305	36,727	32,987	41,089	39,257	(8)

Total non-interest expense	353,532	307,181	321,852	308,996	294,010	20

Income before income taxes	124,194	221,745	259,871	259,905	262,626	(53)
Income tax expense	27,729	47,801	57,712	54,135	59,582	(53)

Net income	96,465	173,944	202,159	205,770	203,044	(52)

Less: Net income attributable to noncontrolling interest	(630)	(166)	—	—	—	nm

Net income attributable to Synovus Financial Corp.	97,095	174,110	202,159	205,770	203,044	(52)

Less: Preferred stock dividends	9,672	8,291	8,291	8,291	8,291	17

Net income available to common shareholders	$87,423	165,819	193,868	197,479	194,753	(55)%

Net income per common share, basic	$0.60	1.13	1.33	1.36	1.34	(55)%

Net income per common share, diluted	0.60	1.13	1.32	1.35	1.33	(55)

Cash dividends declared per common share	0.38	0.38	0.38	0.34	0.34	12

Return on average assets *	0.64%	1.15	1.36	1.38	1.39	(75)	bps
Return on average common equity *	8.2	15.5	19.2	20.9	18.7	(1,050)

Weighted average common shares outstanding, basic	146,170	146,113	145,799	145,467	145,386	1%
Weighted average common shares outstanding, diluted	146,740	146,550	146,727	146,528	146,418	—

nm - not meaningful
bps - basis points
* - ratios are annualized
Amounts may not total due to rounding

Synovus

BALANCE SHEET DATA	September 30, 2023	December 31, 2022	September 30, 2022

(Unaudited)

(In thousands, except share data)

ASSETS
Cash and due from banks	$604,631	$624,097	$516,163
Interest-bearing funds with Federal Reserve Bank	1,431,356	1,280,684	1,260,748
Interest earning deposits with banks	65,468	34,632	32,445
Federal funds sold and securities purchased under resale agreements	36,176	38,367	58,448
Cash, cash equivalents, and restricted cash	2,137,631	1,977,780	1,867,804

Investment securities available for sale, at fair value	9,237,191	9,678,103	9,587,508
Loans held for sale (includes $48,994, $51,136 and $56,517 measured at fair value, respectively)	66,558	391,502	696,450

Loans, net of deferred fees and costs	43,679,910	43,716,353	42,571,458
Allowance for loan losses	(477,532)	(443,424)	(421,359)
Loans, net	43,202,378	43,272,929	42,150,099

Cash surrender value of bank-owned life insurance	1,107,092	1,089,280	1,084,060
Premises, equipment, and software, net	364,054	370,632	376,823
Goodwill	479,851	452,390	452,390
Other intangible assets, net	49,096	27,124	29,242
Other assets	2,699,079	2,471,638	2,395,146
Total assets	$59,342,930	$59,731,378	$58,639,522

LIABILITIES AND EQUITY
Liabilities:
Deposits:
Non-interest-bearing deposits	$12,976,574	$15,639,899	$16,359,551
Interest-bearing deposits	37,227,316	33,231,660	31,338,013

Total deposits	50,203,890	48,871,559	47,697,564

Federal funds purchased and securities sold under repurchase agreements	98,270	146,588	240,210
Other short-term borrowings	2,362	603,384	614,232
Long-term debt	2,704,701	4,109,597	4,434,327
Other liabilities	1,772,139	1,524,449	1,423,474
Total liabilities	54,781,362	55,255,577	54,409,807

Equity:
Shareholders' equity:
Preferred stock - no par value. Authorized 100,000,000 shares; issued 22,000,000	537,145	537,145	537,145
Common stock - $1.00 par value. Authorized 342,857,143 shares; issued 170,859,506, 170,141,492 and 170,097,791 respectively; outstanding 146,204,648, 145,486,634 and 145,442,933 respectively	170,860	170,141	170,098
Additional paid-in capital	3,940,507	3,920,346	3,916,729
Treasury stock, at cost; 24,654,858 shares	(944,484)	(944,484)	(944,484)
Accumulated other comprehensive income (loss), net	(1,679,404)	(1,442,117)	(1,534,314)
Retained earnings	2,512,334	2,234,770	2,084,541
Total Synovus Financial Corp. shareholders’ equity	4,536,958	4,475,801	4,229,715
Noncontrolling interest in subsidiary	24,610	—	—
Total equity	4,561,568	4,475,801	4,229,715
Total liabilities and equity	$59,342,930	$59,731,378	$58,639,522

Synovus
AVERAGE BALANCES, INTEREST, AND YIELDS/RATES
(Unaudited)
	Third Quarter 2023			Second Quarter 2023			Third Quarter 2022
(dollars in thousands)	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Assets
Interest earning assets:
Commercial loans (1) (2) (3)	$34,990,459	$579,177	6.57%	$35,628,637	$566,823	6.38%	$32,836,799	$384,995	4.65%
Consumer loans (1) (2)	8,509,757	108,065	5.06	8,470,478	104,545	4.94	8,931,573	94,425	4.21
Less: Allowance for loan losses	(461,385)	—	—	(466,700)	—	—	(419,160)	—	—
Loans, net	43,038,831	687,242	6.34	43,632,415	671,368	6.17	41,349,212	479,420	4.60
Investment securities available for sale	11,194,291	61,642	2.20	11,200,717	60,421	2.16	11,126,705	53,550	1.92
Trading account assets	16,186	237	5.86	21,328	309	5.80	16,771	81	1.93
Other earning assets(4)	1,237,445	16,369	5.17	1,446,425	18,081	4.95	1,012,717	5,791	2.24
FHLB and Federal Reserve Bank stock	244,906	3,783	6.18	280,248	4,301	6.14	244,879	1,412	2.31
Mortgage loans held for sale	53,904	879	6.52	54,603	852	6.24	66,601	862	5.18
Other loans held for sale	881,067	17,035	7.57	546,224	4,949	3.58	892,805	11,155	4.89
Total interest earning assets	56,666,630	$787,187	5.51%	57,181,960	$760,281	5.33%	54,709,690	$552,271	4.00%
Cash and due from banks	509,511			646,066			557,537
Premises and equipment	365,568			369,039			383,189
Other real estate	—			—			2,398
Cash surrender value of bank-owned life insurance	1,102,626			1,095,866			1,080,914
Other assets(5)	1,272,344			1,222,146			1,322,251
Total assets	$59,916,679			$60,515,077			$58,055,979
Liabilities and Equity
Interest-bearing liabilities:
Interest-bearing demand deposits	$10,114,171	$52,983	2.08%	$9,891,375	$41,803	1.70%	$8,437,408	$5,782	0.27%
Money market accounts	13,147,465	95,339	2.88	13,468,210	85,397	2.54	15,410,964	20,696	0.53
Savings deposits	1,178,322	280	0.09	1,276,040	281	0.09	1,508,312	84	0.02
Time deposits	6,180,584	59,972	3.85	4,866,221	39,551	3.26	2,270,163	2,428	0.42
Brokered deposits	6,442,690	83,486	5.14	6,342,751	74,748	4.73	3,899,669	17,927	1.82
Federal funds purchased and securities sold under repurchase agreements	73,344	296	1.58	88,591	351	1.57	240,412	641	1.04
Other short-term borrowings	1,722	—	—	455,050	5,566	4.84	709,078	3,666	2.02
Long-term debt	3,230,374	50,524	6.18	3,821,126	55,915	5.82	2,656,939	22,156	3.29
Total interest-bearing liabilities	40,368,672	$342,880	3.37%	40,209,364	$303,612	3.03%	35,132,945	$73,380	0.83%
Non-interest-bearing demand deposits	13,049,343			13,874,482			16,904,353
Other liabilities	1,713,131			1,556,863			1,340,020
Total equity	4,785,533			4,874,368			4,678,661
Total liabilities and equity	$59,916,679			$60,515,077			$58,055,979
Net interest income and net interest margin, taxable equivalent (6)		$444,307	3.11%		$456,669	3.20%		$478,891	3.47%
Less: taxable-equivalent adjustment		1,148			1,138			972
Net interest income		$443,159			$455,531			$477,919

(1)Average loans are shown net of deferred fees and costs. NPLs are included.
(2)Interest income includes net loan fees as follows: Third Quarter 2023 — $11.8 million, Second Quarter 2023 — $11.3 million, and Third Quarter 2022 — $11.9 million.
(3)Reflects taxable-equivalent adjustments, using the statutory federal tax rate of 21%, in adjusting interest on tax-exempt loans to a taxable-equivalent basis.
(4)Includes interest-bearing funds with Federal Reserve Bank, interest earning deposits with banks, and federal funds sold and securities purchased under resale agreements.
(5)Includes average net unrealized gains/(losses) on investment securities available for sale of $(1.60) billion, $(1.46) billion, and $(1.06) billion for the Third Quarter 2023, Second Quarter 2023, and Third Quarter 2022, respectively.
(6)The net interest margin is calculated by dividing annualized net interest income-taxable equivalent by average total interest earning assets.

Synovus
AVERAGE BALANCES, INTEREST, AND YIELDS/RATES
(Unaudited)
	Nine Months Ended September 30,
	2023			2022
(dollars in thousands)	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Assets
Interest earning assets:
Commercial loans (1) (2) (3)	$35,216,487	$1,672,529	6.35%	$31,828,932	$974,024	4.09%
Consumer loans (1) (2)	8,580,029	316,757	4.92	8,749,927	259,619	3.95
Less: Allowance for loan losses	(457,818)			(419,478)
Loans, net	43,338,698	1,989,286	6.14	40,159,381	1,233,643	4.11
Investment securities available for sale	11,229,290	183,118	2.17	11,179,378	151,111	1.80
Trading account assets	16,302	671	5.49	12,640	193	2.04
Other earning assets(4)	1,398,211	51,660	4.87	1,245,102	8,267	0.88
FHLB and Federal Reserve Bank stock	277,136	11,439	5.50	195,238	3,917	2.67
Mortgage loans held for sale	48,398	2,297	6.33	85,126	2,665	4.17
Other loans held for sale	625,262	26,995	5.69	739,627	24,133	4.30
Total interest earning assets	56,933,297	$2,265,466	5.32%	53,616,492	$1,423,929	3.55%
Cash and due from banks	593,023			548,322
Premises and equipment	367,332			389,083
Other real estate	—			8,498
Cash surrender value of bank-owned life insurance	1,096,567			1,076,381
Other assets(5)	1,187,026			1,515,226
Total assets	$60,177,245			$57,154,002
Liabilities and Equity
Interest-bearing liabilities:
Interest-bearing demand deposits	$9,702,651	$118,007	1.63%	$9,162,684	$11,752	0.17%
Money market accounts	13,665,672	253,351	2.48	15,592,671	32,896	0.28
Savings deposits	1,274,142	771	0.08	1,491,893	223	0.02
Time deposits	4,892,146	121,019	3.31	2,700,505	6,254	0.31
Brokered deposits	6,116,392	214,627	4.69	3,192,848	27,952	1.17
Federal funds purchased and securities sold under repurchase agreements	98,212	1,317	1.77	227,335	871	0.51
Other short-term borrowings	705,292	24,559	4.59	400,862	4,561	1.50
Long-term debt	3,400,156	148,968	5.80	1,512,059	41,069	3.61
Total interest-bearing liabilities	39,854,663	$882,619	2.96%	34,280,857	$125,578	0.49%
Non-interest-bearing demand deposits	13,972,152			16,786,794
Other liabilities	1,592,230			1,243,900
Total equity	4,758,200			4,842,451
Total liabilities and equity	$60,177,245			$57,154,002
Net interest income, taxable equivalent net interest margin (6)		$1,382,847	3.25%		$1,298,351	3.24%
Less: taxable-equivalent adjustment		3,405			2,796
Net interest income		$1,379,442			$1,295,555

(1)Average loans are shown net of deferred fees and costs. NPLs are included.
(2)Interest income includes net loan fees as follows: 2023 — $34.6 million and 2022 — $45.6 million.
(3)Reflects taxable-equivalent adjustments, using the statutory federal tax rate of 21%, in adjusting interest on tax-exempt loans to a taxable-equivalent basis.
(4)Includes interest-bearing funds with Federal Reserve Bank, interest earning deposits with banks, and federal funds sold and securities purchased under resale agreements.
(5)Includes average net unrealized gains/(losses) on investment securities available for sale of $(1.53) billion and $(747.7) million for the nine months ended September 30, 2023 and 2022, respectively.
(6)The net interest margin is calculated by dividing annualized net interest income-taxable equivalent by average total interest earning assets.

Synovus
LOANS OUTSTANDING BY TYPE
(Unaudited)	Total Loans	Total Loans	Linked Quarter	Total Loans	Year/Year
(Dollars in thousands)

Loan Type	September 30, 2023	June 30, 2023	% Change	September 30, 2022	% Change
Commercial, Financial, and Agricultural	$14,498,966	$14,166,890	2%	$13,254,966	9%
Owner-Occupied	8,281,988	8,364,342	(1)	7,957,550	4
Total Commercial & Industrial	22,780,954	22,531,232	1	21,212,516	7
Multi-Family	3,930,617	3,597,497	9	2,949,172	33
Hotels	1,790,094	1,771,381	1	1,712,016	5
Office Buildings	1,911,095	3,031,806	(37)	2,945,771	(35)
Shopping Centers	1,327,770	1,329,492	—	1,441,385	(8)
Warehouses	985,723	1,068,734	(8)	943,961	4
Other Investment Property	1,432,456	1,471,356	(3)	1,246,099	15
Total Investment Properties	11,377,755	12,270,266	(7)	11,238,404	1
1-4 Family Construction	224,091	205,459	9	249,840	(10)
1-4 Family Investment Mortgage	396,813	410,267	(3)	389,787	2
Total 1-4 Family Properties	620,904	615,726	1	639,627	(3)
Commercial Development	64,212	60,910	5	92,159	(30)
Residential Development	92,209	98,229	(6)	119,019	(23)
Land Acquisition	239,773	248,767	(4)	198,756	21
Land and Development	396,194	407,906	(3)	409,934	(3)
Total Commercial Real Estate	12,394,853	13,293,898	(7)	12,287,965	1
Consumer Mortgages	5,391,282	5,379,284	—	5,166,928	4
Home Equity	1,784,356	1,773,987	1	1,708,246	4
Credit Cards	191,046	187,677	2	197,978	(4)
Other Consumer Loans	1,137,419	1,187,459	(4)	1,997,825	(43)
Total Consumer	8,504,103	8,528,407	—	9,070,977	(6)
Total	$43,679,910	$44,353,537	(2)%	$42,571,458	3%

NON-PERFORMING LOANS COMPOSITION
(Unaudited)	Total Non-performing Loans	Total Non-performing Loans	Linked Quarter	Total Non-performing Loans	Year/Year
(Dollars in thousands)

Loan Type	September 30, 2023	June 30, 2023	% Change	September 30, 2022	% Change
Commercial, Financial, and Agricultural	$97,468	$144,415	(33)%	$59,275	64%
Owner-Occupied	84,505	22,197	281	8,433	902
Total Commercial & Industrial	181,973	166,612	9	67,708	169
Multi-Family	1,702	1,748	(3)	2,550	(33)
Office Buildings	27,810	28,024	(1)	884	nm
Shopping Centers	653	699	(7)	742	(12)
Warehouses	207	218	(5)	223	(7)
Other Investment Property	572	664	(14)	641	(11)
Total Investment Properties	30,944	31,353	(1)	5,040	514
1-4 Family Construction	—	632	nm	55	nm
1-4 Family Investment Mortgage	3,386	3,525	(4)	3,036	12
Total 1-4 Family Properties	3,386	4,157	(19)	3,091	10
Commercial Development	—	—	nm	422	(100)
Residential Development	267	267	—	267	—
Land Acquisition	538	871	(38)	980	(45)
Land and Development	805	1,138	(29)	1,669	(52)
Total Commercial Real Estate	35,135	36,648	(4)	9,800	259
Consumer Mortgages	43,863	41,877	5	32,527	35
Home Equity	11,620	9,936	17	7,121	63
Other Consumer Loans	7,941	6,433	23	4,938	61
Total Consumer	63,424	58,246	9	44,586	42
Total	$280,532	$261,506	7%	$122,094	130%

Synovus

CREDIT QUALITY DATA
(Unaudited)
(Dollars in thousands)	2023			2022		Third Quarter

	Third	Second	First	Fourth	Third	'23 vs '22
	Quarter	Quarter	Quarter	Quarter	Quarter	% Change

Non-performing Loans (NPLs)	$280,532	261,506	182,460	128,061	122,094	130%
Impaired Loans Held for Sale	—	—	—	—	447	(100)
Other Real Estate and Other Assets	—	—	—	15,320	15,320	(100)

Non-performing Assets (NPAs)	280,532	261,506	182,460	143,381	137,861	103

Allowance for Loan Losses (ALL)	477,532	471,238	457,010	443,424	421,359	13
Reserve for Unfunded Commitments	55,185	55,729	57,473	57,455	57,936	(5)

Allowance for Credit Losses (ACL)	532,717	526,967	514,483	500,879	479,295	11

Net Charge-Offs - Quarter	66,822	26,396	18,550	13,300	4,682
Net Charge-Offs - YTD	111,768	44,946	18,550	53,156	39,856
Net Charge-Offs / Average Loans - Quarter (1)	0.61%	0.24	0.17	0.12	0.04
Net Charge-Offs / Average Loans - YTD (1)	0.34	0.20	0.17	0.13	0.13
NPLs / Loans	0.64	0.59	0.41	0.29	0.29
NPAs / Loans, ORE and specific other assets	0.64	0.59	0.41	0.33	0.32
ACL/Loans	1.22	1.19	1.17	1.15	1.13
ALL/Loans	1.09	1.06	1.04	1.01	0.99

ACL/NPLs	189.90	201.51	281.97	391.13	392.56
ALL/NPLs	170.22	180.20	250.47	346.26	345.11

Past Due Loans over 90 days and Still Accruing	$3,792	3,643	3,529	3,373	3,443	10
As a Percentage of Loans Outstanding	0.01%	0.01	0.01	0.01	0.01

Total Past Due Loans and Still Accruing	$54,974	84,946	55,053	65,568	63,545	(13)
As a Percentage of Loans Outstanding	0.13%	0.19	0.12	0.15	0.15

(1) Ratio is annualized.

SELECTED CAPITAL INFORMATION (1)
(Unaudited)
(Dollars in thousands)
	September 30, 2023	December 31, 2022	September 30, 2022

Common Equity Tier 1 Capital Ratio	10.13%	9.63	9.52
Tier 1 Capital Ratio	11.18	10.68	10.59
Total Risk-Based Capital Ratio	13.12	12.54	12.45
Tier 1 Leverage Ratio	9.38	9.07	9.04
Total Synovus Financial Corp. shareholders' equity as a Percentage of Total Assets	7.65	7.49	7.21
Tangible Common Equity Ratio (2) (4)	5.90	5.84	5.52
Book Value Per Common Share (3)	$27.36	27.07	25.39
Tangible Book Value Per Common Share (2)	23.74	23.78	22.08

(1) Current quarter regulatory capital information is preliminary.
(2) Excludes the carrying value of goodwill and other intangible assets from common equity and total assets.
(3) Book Value Per Common Share consists of Total Synovus Financial Corp. shareholders’ equity less Preferred stock divided by total common shares outstanding.
(4) See "Non-GAAP Financial Measures" for applicable reconciliation.